FEDERATED ASIA PACIFIC GROWTH FUND FEDERATED EMERGING MARKETS FUND

FEDERATED EUROPEAN GROWTH FUND FEDERATED INTERNATIONAL HIGH INCOME

FUND FEDERATED INTERNATIONAL SMALL COMPANY FUND FEDERATED LATIN

AMERICAN GROWTH FUND FEDERATED WORLD UTILITY FUND

(Portfolios of World Investment Series, Inc.)

Class A Shares

SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 31, 1997

Effective August 1, 1997, the program allowing an exemption from the front-end sales charge for purchases of Class A Shares of the Funds with proceeds from redemptions of unaffiliated investment companies (the "NAV Exchange Program") will be discontinued. Please delete all references to the NAV Exchange Program where they appear in the Funds' prospectuses. Of course, other exemptions from the sales charge may apply. See the section entitled "Reducing or Eliminating the Sales Charge."

                                                               July 30, 1997

        FEDERATED INVESTORS

        Federated Securities Corp., Distributor

        Cusip 981487507 Cusip 981487804 Cusip 981487861 Cusip
        981487762 Cusip 981487838 Cusip 981487796 Cusip 981487101
        016688 (7/97)